Exhibit 99.8

RMG Announces Commencement of Rights Offering

DALLAS, TX – 11/30/2016 – RMG Networks Holding Corporation (NASDAQ: RMGN) (“RMG” or the “Company”), a leading provider of technology-driven visual communications solutions, today announced that it has commenced a rights offering (“Rights Offering”) to raise gross proceeds of up to approximately $4.8 million. The Company has granted, at no charge to the holders of record of its common stock on November 29, 2016, the record date for the Rights Offering, 0.20991 of a non-transferable subscription right for each share of our common stock owned, as more fully described in the prospectus supplement relating to the Rights Offering. Each whole subscription right entitles the holder to purchase one share of common stock at a subscription price of $0.62 per share. In addition, holders of subscription rights who fully exercise their basic subscription rights are entitled to oversubscribe for additional shares of common stock, subject to proration and to the extent available following the purchase of certain unsubscribed shares by standby purchasers pursuant to a standby purchase agreement described below.

Gregory H. Sachs, the Executive Chairman of RMG’s Board of Directors; Robert Michelson, RMG’s Chief Executive Officer and a director; and Jana Ahlfinger Bell, RMG’s Executive Vice President & Chief Financial Officer, have advised the Company that they intend to participate in the Rights Offering although they have not entered into any agreement to do so.

The Company has entered into a standby purchase agreement with three existing stockholders (collectively, the “standby purchasers”), which collectively own an aggregate of approximately 33.5% of the Company’s outstanding common stock (not taking into account an aggregate of 2,533,333 shares of the Company’s common stock underlying warrants owned by one of the standby purchasers). Subject to certain conditions, the standby purchasers have agreed to acquire from RMG, at the same subscription price offered to its stockholders in the rights offering, a number of shares of common stock that are not subscribed for pursuant to the exercise of basic subscription privileges or over-subscription privileges up to a maximum of $3.5 million in gross proceeds.

The subscription offering is expected to expire at 5:00 p.m., New York City time, on December 22, 2016, subject to extension or earlier termination. The Company will not issue subscription rights to acquire fractional shares of its common stock but rather will round down the aggregate number of shares for which holders may subscribe to the nearest whole share.

The Company expects to utilize the net proceeds of the Rights Offering for general working capital purposes.

Shareholders who hold their shares directly will receive a prospectus (including a prospectus supplement), together with a letter from the Company describing the Rights Offering, a subscription rights certificate and an IRS Form W-9. Those wishing to exercise their rights should review all materials, properly complete and execute the subscription rights certificate and deliver it and payment in full to the subscription agent:

By mail:	By hand or overnight courier:
Broadridge Corporate Issuer Solutions, Inc. Attn: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, New York 11717-0693 (855) 793-5068 (toll free)	Broadridge Corporate Issuer Solutions, Inc. Attn: BCIS IWS 51 Mercedes Way Edgewood, New York 11717 (855) 793-5068

Holders of subscription rights whose shares are held in street name through a broker, custodian bank or other nominee must instruct their broker, custodian bank or nominee whether or not to exercise subscription rights on their behalf. Those wishing to obtain a separate subscription rights certificate should promptly contact their broker, custodian bank or other nominee with that request, although it is not necessary to have a physical subscription rights certificate to elect to exercise rights if shares are held in street name.

The Company has engaged Monarch Capital Group, LLC as dealer-manager for the Rights Offering.

A copy of the prospectus or further information with respect to the Rights Offering may be obtained by contacting Broadridge Corporate Issuer Solutions, Inc., the Information Agent, at (855) 793-5068.

This release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of any securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Rights Offering is being made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

The Company's shelf registration statement on Form S-3 was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on November 2, 2016. The prospectus contained therein, as well as the prospectus supplement thereto dated November 30, 2016 relating to the Rights Offering, and all of the Company's other SEC filings may be found in the Investor Relations section of the Company’s website at ir.rmgnetworks.com. and at the SEC’s website at www.sec.gov.

© 2016 RMG Networks Holding Corporation. RMG, RMG Networks and its logo are trademarks and/or service marks of RMG Networks Holding Corporation.

About RMG

RMG (NASDAQ: RMGN) goes beyond traditional communications to help businesses increase productivity, efficiency, and engagement through digital signage messaging. By combining best-in-class software, hardware, business applications, and services, RMG offers a single point of accountability for integrated data visualization and real-time performance management. The Company is headquartered in Dallas, Texas, with additional offices in the United States, United Kingdom, and the United Arab Emirates. For more information, visit www.rmgnetworks.com.

Cautionary Note Regarding Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, the Company’s determination to consummate the rights offering, its ability to raise capital through the rights offering and its future financial performance and expected operating results, such as revenue growth, its ability to achieve profitability, its position within the markets that it serves, its ability to introduce new or improved products and services, its ability to better market its products and services, its efforts to grow its business and any implicit continuing improvement in financial performance.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the Company's ability to complete the Rights Offering or otherwise to raise additional capital on satisfactory terms, or at all; success in retaining or recruiting, or changes required in, its management and other key personnel; the limited liquidity and trading volume of the Company's securities; the ability of the Company to maintain its Nasdaq listing; the competitive environment in the markets in which the Company operates; the risk that the anticipated benefits of acquisitions that the Company may complete, may not be fully realized; the risk that any projections, including earnings, revenues, margins or any other financial items are not realized; changing legislation and regulatory environments; business development activities, including the Company's ability to contract with, and retain, customers on attractive terms; the general volatility of the market price of the Company's common stock; risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act); and general economic conditions.

Any forward-looking statement made by the Company in this press release is based only on information currently available to it and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact:
For RMG Networks Holding Corporation

Investor Relations
Brett Maas / Rob Fink

646-536-7331 / 646-415-8972

ir@rmgnetworks.com

Source: RMG Networks Holding Corporation